UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐    Soliciting Material Pursuant to §240.14a-12

Remark Holdings, Inc.

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800 S. Commerce St.
Las Vegas, Nevada 89106

SUPPLEMENT TO THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

Dear Stockholder:

The information contained in this supplement and the accompanying notice (the “Supplement”) amends and supplements the Notice of Special Meeting of Stockholders and proxy statement filed with the Securities and Exchange Commission and mailed to stockholders on or about September 10, 2020 by Remark Holdings, Inc. (“Remark,” “we,” “us,” or “our”), in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for our special meeting of stockholders (the “Special Meeting”), currently scheduled to be held on January 13, 2021 at 1:00 p.m. ET.

We intend to further adjourn our Special Meeting until February 23, 2021 at 1:00 p.m. ET to provide additional time for stockholders to cast their votes. The original record date for determining stockholders entitled to vote at the Special Meeting was August 31, 2020. In connection with the reconvening of the Special Meeting on February 23, 2021, our Board has established the close of business on January 7, 2021 as the new record date for determining stockholders entitled to vote at the Special Meeting or any adjournments or postponements thereof. As of January 7, 2021, 99,505,041 shares of our common stock were issued and outstanding.

Other than as contained in this Supplement, there is no change to the proxy statement. The Special Meeting will still be held in a virtual meeting format only, via audio webcast. You may attend, vote and submit questions during the Special Meeting via the Internet at www.meetingcenter.io/208877757. The proxy statement sets forth additional information regarding the Special Meeting and provides you with detailed information regarding the business to be considered at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety. The proxy statement and form of proxy card are available at www.envisionreports.com/MARK.

If you have become a stockholder since August 31, 2020, please take a moment to vote your shares today. You can cast your vote by signing, dating and returning the enclosed proxy card or voting instruction card in the envelope provided, or via telephone or the Internet following the instructions on the enclosed proxy card or voting instruction card.

If you were a stockholder on August 31, 2020:

•If you have previously voted your shares and do not wish to change your vote, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on your previously submitted proxy card or voting instruction card or pursuant to your voting instructions previously submitted via telephone or the Internet.
•If you have previously voted your shares and wish to change your vote or apply your previously submitted vote instructions to shares acquired since the original record date, you may do so by following the instructions on the enclosed proxy card or voting instruction card. You can cast your vote by signing, dating and returning the enclosed proxy card or voting instruction card in the envelope provided, or via telephone or the Internet following the instructions on the enclosed proxy card or voting instruction card.

•If you did not previously vote your shares, please take a moment to vote your shares today. You can cast your vote by signing, dating and returning the enclosed proxy card or voting instruction card in the envelope provided, or via telephone or the Internet following the instructions on the enclosed proxy card or voting instruction card.

YOUR VOTE IS VERY IMPORTANT. If you need assistance voting your shares, please call 1-866-695-6078 (toll-free) or E. Brian Harvey, Senior Vice President, Capital Markets and Investor Relations, at 702-947-0739.

800 S. Commerce St.
Las Vegas, Nevada 89106

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

January 12, 2021

Dear Stockholder:

We cordially invite you to the Remark Holdings, Inc. (“Remark,” “we,” “us,” or “our”) special meeting of stockholders (the “Special Meeting”), which will be held on February 23, 2021 at 1 p.m. ET. Due to the public health impact of COVID-19, we will be holding our Special Meeting in a virtual meeting format only, via audio webcast. You may attend, vote and submit questions during the Special Meeting via the Internet at www.meetingcenter.io/208877757. We have designed the format of the Special Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

We have scheduled the Special Meeting to:

1. approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 175,000,000; and

2. transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The accompanying proxy statement sets forth additional information regarding the Special Meeting and provides you with detailed information regarding the business to be considered at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

The original record date for the Special Meeting was August 31, 2020. Our Board has established the close of business on January 7, 2021 as the new record date for determining stockholders entitled to vote at the Special Meeting or any adjournments or postponements thereof.

For a period of at least ten (10) days prior to the virtual Special Meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the virtual Special Meeting during normal business hours at our principal executive offices located at 800 S. Commerce St. Las Vegas, Nevada 89106. If our principal executive offices are closed at that time due to COVID-19, please email ir@remarkholdings.com to make alternate arrangements to examine the stockholder list.

YOUR VOTE IS VERY IMPORTANT. Regardless of whether you plan to attend the virtual Special Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or cast your vote via telephone or the Internet following the instructions on the enclosed proxy card or voting instruction card.

Sincerely,

Kai-Shing Tao
Chairman and Chief Executive Officer

Remark Holdings Vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2020 Special Meeting of Stockholders IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board recommends a vote FOR Proposal 1. Approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 175,000,000. For Against Abstain Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 489032 03DDOA

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Remark Holdings, Inc. Notice of 2020 Special Meeting of Stockholders
Proxy Solicited by Board of Directors for Special Meeting – February 23, 2021
We are very pleased that this year’s Meeting will be our second time hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/208877757 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is MARK2020. There is no physical location for the Special Meeting.
The undersigned stockholder of Remark Holdings, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 10, 2020, and hereby appoints Kai-Shing Tao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2020 Special Meeting of Stockholders of Remark Holdings, Inc., to be held on February 23, 2021 at 1:00 p.m., ET, via the Internet at http://www.meetingcenter.io/208877757 and any adjournment(s) thereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the 2020 Special Meeting of Stockholders.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)